UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 20, 2004

Date of Report (Date of earliest event reported)

BLUE MARTINI SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30925	94-3319751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2600 Campus Drive

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 356-4000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description of Document
99.1	Press Release, dated April 20, 2004, entitled “Blue Martini Software Announces Financial Results for the First Quarter of 2004.”

Item 12. Disclosure of Results of Operations and Financial Condition.

On April 20, 2004, Blue Martini Software, Inc. issued a press release announcing financial results for the first quarter of 2004.

A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE MARTINI SOFTWARE, INC.
(Registrant)

Dated: April 20, 2004

By:	/s/ Eran Pilovsky
Eran Pilovsky
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Description of Document

99.1	Press Release, dated April 20, 2004, entitled “Blue Martini Software Announces Financial Results for the First Quarter of 2004.”

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